UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2010

Diamond Management & Technology Consultants, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22125	36-4069408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

John Hancock Center 875 North Michigan Avenue, Suite 3000, Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-255-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On August 23, 2010, Diamond Management & Technology Consultants, Inc., a Delaware corporation (“Diamond”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC”), and Carbon Merger Subsidiary, Inc., a Delaware corporation and an indirect wholly owned subsidiary of PwC (“Merger Subsidiary”), providing for the acquisition of Diamond by PwC.  On November 2, 2010, pursuant to the Merger Agreement, Merger Subsidiary was  merged with and into Diamond (the “Merger”), with Diamond continuing as the surviving corporation and an indirect wholly owned subsidiary of PwC (the “Surviving Corporation”), and at such time Diamond changed its name to Carbon Merger Subsidiary, Inc.  The Merger became effective on November 2, 2010 at 11:59 p.m. New York time (the “Effective Time”).

Item 1.02.      Termination of a Material Definitive Agreement

On November 1, 2010, Diamond repaid all amounts (including principal, interest and fees) accrued and outstanding under that certain Loan Agreement between the Company and Harris N.A., dated July 31, 2009 (the “Loan Agreement”).  The Loan Agreement was terminated effective as of November 1, 2010.

Item 2.01       Completion of Acquisition or Disposition of Assets

At the Effective Time, each outstanding share of common stock of Diamond, par value $0.001 per share (the “Common Stock”), was converted into the right to receive an amount in cash equal to $12.50 per share (the “Merger Consideration”), without interest.  At the Effective Time, each outstanding vested Diamond stock option and stock appreciation right (“SAR”) was canceled and converted into the right to receive in cash the excess of the Merger Consideration over the exercise price of the applicable award.  In addition, at the Effective Time, each outstanding unvested (i) Diamond stock option and SAR was canceled and converted into the right to receive in cash the excess of the Merger Consideration over the exercise price of the applicable award, (ii) Diamond restricted stock unit was surrendered for the right to receive the Merger Consideration for each share covered by such award and (iii) share of Diamond restricted stock was cancelled and converted into the right to receive the Merger Consideration (collectively, the “Retention Amounts”).  For Diamond partners who were admitted as partners of PwC or one of its affiliates as of the Effective Time, the aggregate Retention Amounts will be paid one-third on April 1, 2011 and two-thirds on April 1, 2012, subject generally to their remaining partners of PwC or one of its affiliates on such payment dates.  For Diamond employees who were not admitted as partners of PwC and who continue employment with Diamond immediately after the Effective Time, the entire aggregate Retention Amounts will be paid on April 1, 2011, subject generally to their remaining employed with PwC or one of its affiliates on such payment date.

The information in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

The preceding discussion is qualified in its entirety by reference to the Merger Agreement.  The Merger Agreement is incorporated herein by reference to Exhibit 2.1 of this Current Report on Form 8-K.

Item 3.01       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the completion of the Merger, Diamond requested that the NASDAQ Stock Market suspend trading in Diamond’s Common Stock, effective as of November 3, 2010, and file an application on Form 25 with the Securities and Exchange Commission (the “Commission”) in accordance with Rule 12d2-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist the Common Stock as soon as possible.  The Surviving Corporation intends to file a Form 15 with the Commission to deregister the Common Stock under Sections 12(b) and 12(g) of the Exchange Act and to suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03       Material Modification to Rights of Security Holders

Pursuant to the terms of the Merger Agreement, at the Effective Time, all shares of Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock held of record by stockholders who have properly demanded appraisal of such shares in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”)) were converted into the right to receive the Merger Consideration.

At the Effective Time, holders of shares of the Common Stock ceased to have any rights as Diamond stockholders, other than the right to receive the Merger Consideration in accordance with the Merger Agreement or, in the case of shares of Common Stock held of record by stockholders who have properly demanded appraisal of such shares in accordance with Section 262 of the DGCL, appraisal rights.

The information in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01       Changes in Control of Registrant

As a result of the consummation of the Merger, a change of control of Diamond occurred, and Diamond became an indirect wholly owned subsidiary of PwC.  Merger Subsidiary paid the Merger Consideration using cash on hand.

The information in Items 2.01 and 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Merger Agreement, at the Effective Time, the directors and officers of Merger Subsidiary immediately prior to the Effective Time became the directors and officers of the Surviving Corporation.  As a result, each of Edward R. Anderson, Melvyn E. Bergstein, Donald R. Caldwell, Adam J. Gustein, Michael E. Mikolajczyk, Michael H. Moskow, Javier Rubio, Pauline A. Schneider and John J. Sviokla, who constituted the Board of Directors of Diamond immediately prior to the Effective Time, ceased to be a member of the Board of Directors of Diamond and any committees of Diamond’s Board of Directors of which they were members, and each of Adam J. Gutstein, President and CEO, Karl E. Bupp, Chief Financial Officer, John J. Sviokla, Vice Chairman, Stephen Warrington, Vice President and Managing Partner—United Kingdom and India, and Thomas E. Weakland, Vice President and Managing Partner—Healthcare, ceased to be an officer of Diamond, in each case, as of the Effective Time.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the Effective Time, (i) the bylaws of Merger Subsidiary as in effect immediately prior to the Effective Time were amended in a form mutually agreed upon and became the bylaws of the Surviving Corporation and (ii) the certificate of incorporation of Merger Subsidiary as in effect immediately prior to the Effective Time became the certificate of incorporation of the Surviving Corporation.

Item 8.01.     Other Events

On November 2, 2010, Diamond and PwC issued a joint press release announcing the closing of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated August 23, 2010, by and among Diamond, PwC and Merger Subsidiary (incorporated by reference to Exhibit 2.1 to Diamond’s Current Report on Form 8-K filed with the Commission on August 24, 2010).

99.1	Press Release, dated November 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carbon Merger Subsidiary, Inc. (formerly named Diamond Management & Technology Consultants, Inc.)

Date: November 3, 2010	By:	/s/ Samuel P. Starr
	Name:	Samuel P. Starr
	Title:	Authorized Signatory

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated November 2, 2010.